SECURITIES AND EXCHANGE COMMISSION
                           	Washington, D.C. 20549

                                      FORM 8-K

                                  CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of the
                          Securities Exchange Act of 1934





       Date of Report (Date of earliest event reported): June 22, 1999


                                 The Stanley Works
              (Exact name of registrant as specified in charter)


          Connecticut                1-5224              06-058860
        (State or other	          (Commission        (IRS Employer
        jurisdiction of           File Number)	     Identification No.)
        incorporation)



        1000 Stanley Drive, New Britain, Connecticut           06053
         (Address of principal executive offices)            (Zip Code)



       Registrant's telephone number, including area code:(860) 225-5111



                                Not Applicable
          (Former name or former address, if changed since last report)








                       Exhibit Index is located on Page 4


                               Page 1 of 6 Pages

           Item 5.    Other Events.


                      1. On June 22, 1999, The Stanley Works announced the appointment, effective July 19, of James M. Loree as Chief Financial Officer of the company.



                 Item 7.   Financial Statements and Exhibits.

                 (c)  20(i)   Press Release dated June 22, 1999
                              announcing the appointment of James M.
                              Loree as Chief Financial Officer of the
                              company. Mr. Loree joins the company from GE Capital where he was the Vice President
                              -- Finance and Strategic Planning for GE
                              Capital's Auto Financial Services unit.


































                              Page 2 of 6 Pages

                            	    SIGNATURE




      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized



                                         THE STANLEY WORKS



      Date: June 22, 1999           By:    Stephen S. Weddle
                                    Name:  Stephen S. Weddle
                                    Title: Vice President,
                                              General Counsel
                                              and Secretary






























                              Page 3 of 6 Pages

                          	  EXHIBIT INDEX

                          Current Report on Form 8-K
                             Dated June 22, 1999



                  Exhibit No.                       Page

                  20(i)	                              5








































                              Page 4 of 6 Pages

                                                    EXHIBIT 20(i)

      THE STANLEY WORKS NAMES JIM LOREE AS CHIEF FINANCIAL OFFICER

      NEW BRITAIN, CONN., JUNE 22, 1999 -- The Stanley Works (NYSE:
      "SWK") today announced the appointment of James M. Loree as Chief Financial Officer, effective July 19.

      Loree, 41, is Vice President -- Finance and Strategic Planning for GE Capital's Auto Financial Services unit, where he has helped lead a business repositioning and turnaround. During the 1990's, he has held senior finance positions including Vice President of Finance overseeing eight GE Capital operating units (assets totaling $35 billion) and Chief Financial Analyst -- GE Capital Services. He also held global leadership positions in corporate sourcing and trailer leasing.

      "We are very excited about the addition of Jim Loree to our team," said John M. Trani, Stanley Chairman and CEO. "He is a proven financial executive and business leader with experiences ranging from product management to corporate sourcing to financial planning and analysis in manufacturing and services businesses. Jim will help us achieve stability and discipline in our business processes while driving world-class analysis in all decisions. By combining Jim's abilities with the talents and industry experience of Theresa Yerkes, our Vice President and Controller, we have a powerful combination at the leadership level in Finance. On behalf of all Stanley associates, I would like to thank Theresa for her outstanding leadership, tireless efforts, and wise counsel while serving as Acting CFO."

      Loree joined GE's Financial Management Program in 1980 and was subsequently appointed to the company's audit staff. He progressed through numerous financial and operating positions before being named to his current position. Loree holds a B.A. in Economics from Union College.

      The Stanley Works, an S&P 500 company, is a worldwide supplier of tools, door systems and related hardware for professional, industrial and consumer use.

      Investor Contact	                 Media Contact
      Gerard J. Gould	                 Vance N. Meyer
      Director, Investor Relations       Director, Communication &
                                         Public Affairs
      (860) 827-3833 office              (860)827-3871 office
      (860) 658-2718 home                (203)795-0581 home
      ggould@stanleyworks.com



                              Page 5 of 6 Pages

   The Stanley Works corporate press releases are available on the company's internet web site at http://www.stanleyworks.com.
   Alternatively, they are available through PR Newswire's "Company News On-Call" service by FAX at 800-758-5804, ext. 874363 or on the internet at http://www.prnewswire.com.













































                              Page 6 of 6 Pages